SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                December 9, 1999
                                                --------------------------------

                           McGLEN INTERNET GROUP, INC.
                                formerly known as
                           ADRENALIN INTERACTIVE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        0-27828                      13-3779546
---------------                  ------------               ---------------
(State or other                  (Commission                      (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


            18001 Skypark Circle, Suite B-C, Irvine, California 92614
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:      (949) 851-8078
                                                   --------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.       Changes in Control of Registrant.
-------       --------------------------------

              (a) A change of control of Registrant occurred on December 3, 1999. Control was acquired by Mike Chen, George Lee and ACST Computers, Inc., pursuant to the terms of the Agreement and Plan of Merger, dated April 28, 1999, a copy of which is incorporated herein by this reference (the "Merger Agreement"). The new controlling shareholders exchange all of their shares of McGlen Micro Inc. ("McGlen") in exchange for 25,485,528 shares of common stock of Registrant. The basis of control of the new controlling shareholders is their control of the majority of outstanding shares of common stock of Registrant, the election of the new Board of Directors, which include George Lee and Mike Chen and the appointment of new executive officers of Registrant which include George Lee as Secretary and Chief Financial Officer and Mike Chen as President. The transaction was structured as a reverse triangular merger which resulted in the merger of Registrant's subsidiary, Adrenalin Acquisition Corporation, into McGlen, the terms of which were agreed on April 28, 1999 and consummated on December 2, 1999. On the effective date of the merger, the new controlling shareholders beneficially owned approximately 87% of the outstanding shares of common stock of Registrant as set forth below and as more particularly described in the merger proxy filed by Registrant on October 6, 1999.

                                                  Percentage of Shares
              Controlling Person                  Beneficially Owned
              ------------------                  ------------------

              George Lee                                  29.2%
              Mike Chen                                   28.05%
              ACST Computers, Inc.                        13.55%

              The new controlling shareholders acquired control of Registrant from the Shareholders of Registrant and the former directors of Registrant, Jay Smith III, Edward MacKay and Robert Wilson, each of which were replaced with the new board members at Registrant's annual meeting on November 11, 1999. A copy of the Agreement and Plan of Merger was filed pursuant to Registrant's Form 8-K filing in May 1999 and along with Registrant's Proxy Statement filed on October 6, 1999. Registrant filed a copy of the Agreement of Merger as an exhibit to its Form 8-K filed December 8, 1999. Copies of related closing documents to the merger, including the Opinions of Counsel of counsel for McGlen and counsel for Adrenalin, the proposed Separation Agreement for Jay Smith, Registrant's former CEO and director, and the Third Amendment to the Agreement and Plan of Merger are filed herewith as exhibits to this Form 8-K.

Item 2.       Acquisition and Disposition of Assets.
-------       -------------------------------------

              (a) Pursuant to the Merger Agreement, McGlen became a wholly owned subsidiary of Registrant in a transaction in which all of the outstanding shares of McGlen were acquired by Registrant each in exchange for 0.9889611 shares of common stock of Registrant in a transaction in which a total of 25,485,528 shares of common stock of Registrant were issued to the shareholders of McGlen Micro Inc.

              (b) The assets of McGlen  which were  acquired by  Registrant  are described in the Financial Statements attached to Registrant's Proxy Statement, filed with the Commission on October 6, 1999 and incorporated herein by this reference. The assets include the business of McGlen and its websites
McGlen.com, Techsumer.com and AccessMicro.com, the subsidiary of McGlen, AMT Component, Inc. ("AMT") and the inventory, cash, furniture, fixtures, equipment, intellectual property rights, contracts, personnel, goodwill and other intangible assets and other assets of McGlen and its wholly owned subsidiary, AMT and each of their liabilities. McGlen and AMT are e-Commerce businesses which sell computer hardware, software and peripherals and other electronics over the Internet to consumers and to businesses, as described in the description of McGlen set forth in Registrant's Proxy Statement dated October 6, 1999. Registrant intends to continue to use the assets, including McGlen and AMT as presently operated.

In December 1999, the Board of Directors of the Registrant adopted a formal plan to discontinue the operations of Western Technologies, Inc. ("Western"), a wholly owned subsidiary of Registrant. Registrant anticipates fulfilling two of the software development contract obligations currently being conducted by Western during the first quarter of 2000. It is anticipated that the remaining three contracts will be assigned to Western's Vice {resident of Operations for completion, releasing the Registrant from any further contractual liability. However, the Registrant would still be responsible for any product liability issues that may arise from the two completed contracts.

As a result, Registrant recorded a Pro Forma adjustment of $2,205,000 to write-down the assets of the former company to their estimated net realizable value and an accrual of $1,075,000 for operating losses during the phase-out period. No income tax benefits have been allocated to the write down or the losses as there are no realizable taxable benefits available to allocate to the discontinued operations.

The net liabilities of the former company have been reclassified as discontinued operations on the balance sheet and statement of operations for all periods presented. Net liabilities principally consist of advances on contracts and accrued losses during the phase out period. Revenues for the discontinued operations were $2.7 million for the nine months ended September 30, 1999; $2.9 million and $2.8 million for the years ended June 30, 1999 and 1998, respectively.

Item 4.       Changes in Registrant's Certified Accountant.
-------       --------------------------------------------

              (a) As part of its proposed change of control described in Registrant's Proxy Statement dated October 6, 1999, Registrant's shareholders elected the accounting firm of Singer, Lewak, Greenbaum & Goldstein to replace the firm of Drucker, Math & Whitman as Registrant's accountants upon the occurrence of the change of control and completion of the merger.

              The former accountants did not resign or decline to stand for reelection, but were dismissed on November 11, 1999 to allow the appointment of Singer, Lewak, the accountants for McGlen prior to the merger.

              Registrant's former principal accountants, Drucker, Math & Whitman's audited financial reports stated qualification that Registrant might not continue as a going concern. Such statement was unrelated to Drucker, Math & Whitman's replacement.

              The decision to change accountants was recommended and approved by the Board of Directors and Registrant's shareholders.

              Registrant is not aware of any disagreements with Registrant's former accountant during the past two most recent fiscal years on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure.

              Registrant has provided the former accountant with a copy of the disclosures Registrant is making in this 8-K in response to the disclosures required by Regulation S-K, Item 304(a). The former accountant has furnished Registrant with a letter addressed to the Commission stating its agreement and absence of any disagreement with the statements made by Registrant in response to this Item. Registrant has filed herewith the former accountant's letter as an exhibit to this Form 8-K.

              (b) In January 2000, a decision to change accountants was recommended and approved by the Board of Directors' Audit Committee and a majority of Registrant's shareholders, electing the accounting firm of BDO Seidman, LLP to replace Singer, Lewak. Singer, Lewak did not resign but were dismissed to allow Registrant to appoint a National accounting firm more familiar with SEC reporting requirements.

Item 5.       Other Events.
-------       ------------

              (a) On December 8, 1999, Registrant closed on an offering of common stock for gross proceeds of $750,000, pursuant to the Common Stock Purchase Agreement, dated July 12, 1999, as described in Registrant's 8-K filed July 12, 1999, pursuant to which Registrant issued 138,090 shares of common stock to Escalade Investors, LLC, for $750,000 and a warrant to purchase 13,809 shares of Registrant's common stock for $6.171875 per share as described in
Section 1.2 and 2.2 of the Common Stock Purchase Agreement. The shares issued to Escalade Investors, LLC, were registered pursuant to an S-3 Registration Statement on file with the Commission by Registrant.

              Registrant completed a private placement of common stock originally initiated by McGlen prior to the completion of the merger described in Item 1 of this Form 8-K (the "McGlen Placement"). Pursuant to the terms of the McGlen Placement, Registrant initially received gross proceeds of $1,100,000, upon which it paid a commission of 10% to the Placement Agent, Redstone Securities, Inc. in the amount of $100,000. Registrant will issue subscribers in McGlen Placement 0.9889611 shares of common stock of Registrant in exchange for each share subscribed to under the McGlen Placement.

              The foregoing description of the terms of the Escalade financing are qualified entirely by the terms of the Common Stock Purchase Agreement, dated July 12, 1999, between Registrant and Escalade Investors, LLC, which is filed as an exhibit to Registrant's July 12, 1999 Form 8-K, and the terms of the McGlen Placement, dated September 30, 1999, which is filed herewith as an exhibit.

              The offering sale of securities referred to herein has not been registered under the Securities Act of 1933, as amended (the "Securities Act") or qualified under any state or non-U.S. securities laws. Such securities are being offered and sold in reliance on the exemptions afforded by Regulation D, promulgated under the Securities Act. The securities may not be transferred or sold without registration and qualification under the Securities Act and applicable state and non-U.S. securities laws, unless an exemption from registration and qualification under the Securities and such laws is then available.

Item 6.  Resignation of Registrant's Directors.
-------  --------------------------------------

              Each of Registrant's former directors: Jay Smith III; Edward MacKay; and Robert Wilson, has resigned pursuant to the terms of the Agreement and Plan of Merger, however, Registrant is not aware of any disagreement between resigning directors and Registrant.

Item 7.       Financial Statements and Exhibits.
-------       ----------------------------------

              The financial statements, pro forma financial information and exhibits thereto of McGlen Micro Inc., which was acquired by of the undersigned.

              (a)   Financial statements of McGlen.

              (b) Pro forma financial information.

              (c)   Exhibits.

              (3)   3.1  Amended   Certificate  of  Incorporation  of  Adrenalin
                         Interactive, Inc.

              (4)   4.1  Private Placement  Memorandum of McGlen Micro Inc., and
                         related   Subscriber   Questionnaire  and  Subscription
                         Agreement.

              (5) 5.1 Opinion of Counsel of Clark & Trevithick.

                    5.2 Opinion of Counsel of Boyd & Chang, LLP.

              (15) 15.1  Letter   Regarding    Unaudited    Interim    Financial
                         Statements.

              (16) 16.1  Letter Regarding Change in Certifying Accountant.

              (17) 17.1  Letter Regarding Director Resignation for Jay Smith.

                   17.2  Letter  Regarding   Director   Resignation  for  Robert
                         Wilson.

                   17.3  Letter  Regarding   Director   Resignation  for  Edward
                         Mackay.

              (21) 21.1  List of Subsidiaries of Registrant.

              (99) 99.1  Press Release

Item 8.       Change in registrant's Fiscal Year
-------       ----------------------------------

In connection with the merger between Adrenalin Interactive Inc. and McGlen Micro, Inc., Registrant will change its year-end to December 31. Registrant will file its 1999 Form 10-K on or before March 30, 2000.


                                   SIGNATURES
                                   ----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               ADRENALIN INTERACTIVE, INC.


January __,1999                                By:/s/Mike Chen
                                                  ----------------------------
                                                  Mike Chen, President

                         McGlen Micro & Adrenalin Merger
                         -------------------------------

                              Financial Statements
                              --------------------

Unaudited Pro Forma Combined Balance Sheet
As of September 30, 1999



                                                                                                      Proforma
                                            McGlen & Sub   Adrenalin     Proforma       Proforma      Combined
                                                Hist          Hist          Adj            Adj           Total
                                            ----------    ----------    ----------    ----------    ----------
CURRENT ASSETS

Cash & cash equivalents                        262,237       158,438 (b) 1,890,000                   2,152,237
                                                                     (d)  (158,438)
Accounts receivable                            981,581       229,559 (d)  (229,559)                    981,581
Inventory                                      524,504                                                 524,504
Loan Receivable McGlen                                       450,000                    (450,000)         --
Deferred Merger Costs                                        136,694 (a)  (136,694)                       --
Costs in excess of billing                                   282,162 (d)  (282,162)                       --
Prepaid expenses and other
current assets                                 502,188        98,717 (d)   (98,717)                    502,188
                                            ----------    ----------    ----------    ----------    ----------
Total current assets                         2,270,510     1,355,570       984,430      (450,000)    4,160,510
                                            ----------    ----------    ----------    ----------    ----------

PROPERTY & EQUIPMENT                           409,058       253,944 (e)  (253,944)                    409,058
                                            ----------    ----------    ----------    ----------    ----------


OTHER ASSETS

Deposits & Other assets                         52,562        24,287 (e)   (24,287)                     52,562
Patents & licenses                                --       2,090,419 (e)(2,090,419)                       --
                                            ----------    ----------    ----------    ----------    ----------

Total other assets                              52,562     2,114,706    (2,114,706)                     52,562
                                            ----------    ----------    ----------    ----------    ----------

TOTAL ASSETS                                 2,732,130     3,724,220    (1,384,220)     (450,000)    4,622,130
                                            ==========    ==========    ==========    ==========    ==========


McGlen Micro & Adrenalin Merger
As of September 30, 1999


                                                                                                      Proforma
                                            McGlen & Sub   Adrenalin       Proforma       Proforma      Combined
                                                Hist          Hist           Adj            Adj           Total
                                            ----------    ----------      ----------    ----------    ----------
CURRENT LIABILITIES
Accounts payable & accrued
expenses                                     1,651,196        532,691 (d)    (532,691)               1,651,196
Billings in excess of costs
& estimated earnings                                --         26,323 (d)     (26,323)                      --
Notes and loans payable-
current portion                                     --        484,872 (d)    (484,872)                      --
Due to stockholders                             10,000             --              --                   10,000
Convertible notes payable                      200,000                                                 200,000
Notes payable-Adrenalin                        450,000                                  (450,000)           --
                                           -----------    -----------      ----------   --------    ----------
Net current liabilities
of discontinued operations                                            (d)     138,316
                                                                      (e)   1,075,000                1,213,316
                                           -----------    -----------      ----------   --------    ----------
Total current liabilities                    2,311,196      1,043,886         169,430   (450,000)    3,074,512
                                           -----------    -----------      ----------   --------    ----------
Equipment Lease                                327,070         27,367 (e)     (27,367)                 327,070
                                           -----------    -----------      ----------   --------    ----------
TOTAL LIABILITIES                            2,638,266      1,071,253         142,063   (450,000)     3,401,582
                                           -----------    -----------      ----------   --------    ----------


COMMITMENTS

STOCKHOLDER'S EQUITY

Common stock                                   266,733        106,180 (a)     859,846                  986,368
                                                                      (b)      20,343
                                                                      (a)   (266,733)
Additional paid in capital                     719,040     14,804,178 (a) (13,117,237)                 234,180
                                                                      (b)   1,869,657
                                                                      (c)   (891,909)
                                                                      (a)     266,733
                                                                      (a)   (136,694)
                                                                      (d,e)(3,279,589)
Retained earnings (deficit)                   (891,909)   (12,257,391)(a)  12,257,391                       --
                                           -----------    -----------      ----------   --------    ----------
                                                                      (c)    891,909
                                           -----------    -----------      ----------   --------    ----------

Total stockholders' equity                      93,864      2,652,967      (1,526,283)               1,220,548
                                           -----------    -----------      ----------   --------    ----------


TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY                         2,732,130      3,724,220      (1,384,220)  (450,000)    4,622,130
                                           ===========    ===========    ============  =========   ===========


control                                             --             --              --                       --


NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF September 30, 1999

Note 1:
       The unaudited pro-forma combined balance sheet is based on the individual consolidated balance sheets of McGlen Micro, Inc. and its wholly owned subsidiary, AMT Components, Inc.(collectively McGlen), and Adrenalin Interactive, Inc. (Adrenalin) to reflect the merger between McGlen and Adrenalin, accounted for as a reverse merger between Adrenalin and McGlen; discontinuing the software development operations previously conducted by Western; a private placement of $750,000, less $75,000 in fees, by Adrenalin pursuant to a common stock purchase agreement which was conditional on the closing of the reverse merger, and a $1,350,000 private placement by McGlen (net of fees of $135,000) subsequent to the merger, as if the transactions had taken place on September 30, 1999.

       (a) To reflect the recapitalization of McGlen as a result of the merger between McGlen and Adrenalin accounted for as a reverse merger between Adrenalin and McGlen.

       (b) Assumed sale of 678,090 shares of common stock for proceeds of $1,890,000, net of expenses of $210,000. In addition, the investor in the $750,000 private placement received a warrant to purchase additional common stock at an exercise price equal to 125% of the closing bid price on the trading day prior to such funding, which has not been included in the pro forma adjustments. This same investor also received repricing a option on the stock issued upon closing of the merger and stock issued by Adrenalin in July 1999. Registrant will issue 103,788 additional shares of common stock for two-thirds of the shares subject to repricing. Shares to be issued under the repricing agreement have not been included in the Weighted Average Shares Outstanding at September 30, 1999.

       (c)  S  Corporation   accumulated  deficit   reclassified  to  additional
            paid-in-capital.

       (d) Reclassification of realizable net assets of software development operations to Net Current Liabilities of Discontinued Operations.

       (e) Charges related to the discontinuance of Western's operations, including $2,205,000 write-off of patents, property and equipment, other assets, leases payable, and an accrual of $1,075,000 for operating losses from 9/30/99 through the anticipated phase out period.



Unaudited Pro Forma Consolidated Condensed Statement of Operations
For The Nine Months Ended September 30, 1999

                         McGlen & Sub       Access                                   Adrenalin
                             Hist            Micro       Proforma         Sub           Hist                Proforma       Combined
                            Sep-99          Mar-99          Adj          Total         Sep-99                 Adj            Total
                         -----------    -----------   ------------   ------------   ------------         -----------     ----------
Revenues:

Net sales                16,582,546      1,885,468           --       18,468,014           --                   --       18,468,014
                         -----------    -----------   ------------   ------------   ------------         -----------     ----------

Development Contracts                                                                 2,131,915    (d)    (2,131,915)          --
Royalties                                                                               567,570    (d)      (567,570)          --
                         -----------    -----------   ------------   ------------   ------------         -----------     ----------
Total Revenue            16,582,546      1,885,468     18,468,014      2,699,485     (2,699,485)                         18,468,014

Cost of sales            15,052,262      1,588,627           --       16,640,889      2,352,379    (d)    (2,352,379)    16,640,889
                         -----------    -----------   ------------   ------------   ------------         -----------     ----------

Gross profit              1,530,284        296,841           --        1,827,125        347,106    (d)      (347,106)     1,827,125

Operating expenses        2,481,061        326,507           --        2,807,568      1,046,093    (d)   (1,046,093) (c)  2,807,568
                         -----------    -----------   ------------   ------------   ------------         -----------     ----------

Other expenses - write
-off of goodwill               --             --             --             --       (1,610,071)   (d)     1,610,071           --
                                                                                                         -----------    -----------

Loss from continuing
operations before
income taxes               (950,777)       (29,666)          --         (980,443)    (2,309,058)   (d)     2,309,058       (980,443)
                         -----------    -----------   ------------   ------------   ------------         -----------     ----------

Provision for income
taxes                                                                                                            --            --

Loss from continuing
operations                 (950,777)       (29,666)      (980,443)          --         (980,443)
                         -----------    -----------   ------------   ------------   ------------         -----------     ----------

Discontinued Operations:
 Loss from discontinued
 Adrenalin software
 development business
(net or an income tax
 benefit of $0)                                                                                    (d)    (2,309,058)    (2,309,058)

Loss on disposal of
Adrenalin software
development business,                                                                              (e)    (3,279,589)    (3,279,589)
including a provision
of $1,075,000 for
operating losses during                                                                                  -----------    -----------
the phase out period
(net of an income tax
benefit of $0)

Loss from discontinued
operations                                                                                                (5,588,647)    (5,588,647)
                                                                                                          ----------     -----------
Net loss                   (950,777)       (29,666)                     (980,443)          --             (5,588,647)    (6,569,090)
                         ===========     ==========   ============   ============   ============         ===========     ===========


Earnings per share :

From Continuing
Operations                                                                                                                    (0.03)
                         ===========     ==========   ============   ============   ============         ===========     ===========


Basic and Diluted              --                                                                               --            (0.20)
                         ===========     ==========   ============   ============   ============         ===========     ===========


Weighted Average Shares
Outstanding :

Basic                                                                                 3,043,823                       (a) 32,878,918
                         ===========     ==========   ============   ============   ============         ===========     ===========

Diluted                                                                               3,151,172                       (b) 33,009,580
                         ===========     ==========   ============   ============   ============         ===========     ===========


NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999


Note 2 :
           The Unaudited pro forma combined condensed statement of operations is based on the individual statements of McGlen Micro, Inc and its wholly owned subsidiary, AMT Components, Inc and Adrenalin Interactive, Inc. for the nine months ended September 30, 1999 after giving effect to the pro forma adjustments necessary to reflect the merger described in Note 1 and the acquisition of AMT components, Inc. by McGlen Micro, Inc. on March 31, 1999, as if the merger and acquisition had taken place on January 1, 1999.


           (a) Includes estimated number of shares to be issued to McGlen's stockholders and number of shares to be issued in connection with Registrant's $2,100,000 private placements (less fees of $210,000) completed in December 1999..

           (b)  Includes options issued to McGlen shareholders

           (c) Includes merger related expenses of $522,127 for McGlen.

           (d)  Reclassification  of  the  discontinued   software   development
                operations of Western (see Note 1)

           (e) Write-off of net assets related to discontinued software development operations, $2,205,000, and recording of an accrual of $1,075,000 for estimated losses during the anticipated phase out period. No income tax benefits have been allocated to these losses since there are no realizable tax benefits available to allocate to the discontinued operations.

                                  EXHIBIT INDEX
                                  -------------

                            Exhibit Description Page
                            ------------------------

Exhibit                                                                                                    Page
-------                                                                                                    ----

(3)      3.1      Amended Certificate of Incorporation of Adrenalin Interactive, Inc. .......................16

(4)      4.1      Private Placement Memorandum of McGlen Micro Inc.,
                  and related Subscriber Questionnaire and Subscription Agreement............................18

(5)      5.1      Opinion of Counsel of Clark & Trevithick...................................................65

         5.2      Opinion of Counsel of Boyd & Chang, LLP....................................................68

(15)     15.1     Letter Regarding Unaudited Interim Financial Statements....................................71

(16)     16.1     Letter Regarding Change in Certifying Accountant...........................................72

(17)     17.1     Letter Regarding Director Resignation for Jay Smith........................................73

         17.2     Letter Regarding Director Resignation for Robert Wilson....................................74

         17.3     Letter Regarding Director Resignation for Edward Mackay....................................75

(21)     21.1     List of Subsidiaries of Registrant                                                         76

(99)     99.1     Press Release..............................................................................77


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(1)      Incorporated by reference to the corresponding Exhibit previously filed as an Exhibit to Registrant's Form 8-K filed July 12, 1999.

(2) Incorporated by reference to the corresponding Exhibit previously filed as an Exhibit to Registrant's Form 8-K filed December 8, 1999.

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